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                                                                     Exhibit 32


                                 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended November 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2004                          /s/ Michael J. Pudil
      ----------------                          -------------------------------
                                                President and
                                                Chief Executive Officer

Date: January 13, 2004                          /s/ Paul D. Sheely
      ----------------                          -------------------------------
                                                Chief Financial Officer


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